UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 21, 2006
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)

770-767-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

          The following information is being furnished pursuant to Item 2.02 of Form 8-K.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

          On April 21, 2006, Matria Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2006.  In addition Matria announced its earnings guidance for second quarter of 2006 and for the year ending December 31, 2006.  The press release is furnished herewith as Exhibit 99.1.

          The attached press release includes the following non-GAAP measures, each of which is discussed in more detail below: (i) a presentation of operating profits from continuing operations, operating profits per diluted share from continuing operations, earnings from continuing operations and earnings from continuing operations per diluted share, all of which exclude the effects of share-based compensation under FAS 123R, which was adopted by the Company effective January 1, 2006; and (ii) forecasted EBITDA for the quarter ended June 30, 2006 and for the year ended December 31, 2006. These measures are not measures of financial performance under GAAP and should not be considered as an alternative to the comparable GAAP measures discussed below.  The Company has provided reconciling information to the most comparable GAAP measure for each of these non-GAAP measures in the press release.

          With respect to the presentation of operating results for the first quarter of 2006 excluding the effects of FAS 123R, the Company considers operating profits from continuing operations, operating profits from continuing operations per diluted share, earnings from continuing operations and diluted earnings per share from continuing operations, to be the most comparable GAAP measures.  Under FAS 123R, “Share-Based Payment,” all stock-based payments to employees, including grants of employee stock options, are to be expensed in the financial statements based on their fair value determined by applying a fair value measurement method.  Management has excluded the effects of FAS 123R to compare the first quarter 2006 results to the prior year’s performance on a consistent basis.  The Company believes these non-GAAP projections are particularly relevant for the first quarter of 2006 because FAS 123R was implemented effective January 1, 2006.

          With respect to the Company’s presentation of EBITDA in its 2006 financial forecasts, the Company considers earnings from continuing operations to be the most comparable GAAP measure.  The Company believes that the presentation of EBITDA provides useful information to investors regarding the Company’s ability to generate cash flows that can be used to service debt and invest in capital expenditures and also provides useful information to investors with regard to operating performance.  EBITDA is also is also a component of certain financial covenants in the Company’s debt agreements.

Item 9.01.   Financial Statements and Exhibits

(d)          Exhibits

               The following exhibit is furnished herewith:

               99.1     Press Release, dated April 21, 2006

SIGNATURES

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

	By:	/s/ Parker H. Petit

Parker H. Petit
Chairman and Chief Executive Officer
Dated: April 21, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release, dated April 21, 2006.